FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
Class A Shares, Class B Shares, Class C Shares
SUPPLEMENT TO PROSPECTUS DATED JULY 31, 1997

On page 13 of the Fund's prospectus, please add the following as the fifth paragraph under the subsection entitled "Adviser's Background.":

     "Christopher J. Smith has been the Fund's portfolio manager since November 1997. Mr. Smith joined Federated in 1995 as a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's adviser since March, 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994.
     Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky."



                                                               November 30, 1997

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     Cusip 314182106
     Cusip 314182205
     Cusip 314182304
     G01052-06 (11/97)
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